UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2004

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer
Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

STATE OR OTHER
	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
NAME OF REGISTRANT	ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-2.01(a)

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     EaglePicher Holdings, Inc. completed the acquisition of a 51.1% interest in Kokam Engineering Co., Ltd., a Korean battery and battery equipment manufacturer on December 2, 2004. During the second quarter of 2004, we signed a share purchase agreement to buy 51% of the equity securities of Kokam Engineering Ltd. (“Kokam”) from its majority shareholder. Kokam is a lithium-ion battery manufacturer based in Seoul, South Korea. Under the provisions of this agreement, we paid $1.0 million in July 2004 as a good-faith non-refundable fee toward the total purchase price of approximately $6.2 million for the shares and paid the remainder on December 2, 2004. In addition, the purchase price provides for an earn-out arrangement where the seller will receive ten times 1% of EBITDA (as defined in the share purchase agreement attached hereto as Exhibit 2.01(a)) for the first five years after closing with a maximum amount payable of approximately $14.8 million. Finally, we purchased or entered into contracts to purchase an additional 15.98% of Kokam for approximately $5.5 million during the third and fourth quarters bringing our total ownership percentage to 67.08%.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	To be filed by amendment

(b)	To be filed by amendment

(c)	Exhibits

2.01(a) First Amended and Restated Share Purchase Agreement dated July 7, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

EAGLEPICHER HOLDINGS, INC.

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

EAGLEPICHER INCORPORATED

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

CARPENTER ENTERPRISES, INC.

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

DAISY PARTS, INC.

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

EAGLEPICHER FAR EAST, INC.

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

EAGLEPICHER FILTRATION & MINERALS, INC.

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

EAGLEPICHER TECHNOLOGIES, LLC

By:	Bradley J. Waters

Name: Bradley J. Waters
Title: Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

EAGLEPICHER AUTOMOTIVE, INC.

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 8, 2004

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.

By:	Thomas R. Pilholski

Name: Thomas R. Pilholski
Title: Vice President